As filed with the Securities and Exchange Commission on February 17, 2006.
                           Registration No. 333- 78497

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          POST-EFFECTIVE AMENDMENT 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             PROTOSOURCE CORPORATION
                             -----------------------
             (Exact name of Registrant as specified in its charter)


                                   -----------
            California                                          77-0190772
---------------------------------                          -------------------
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

                                   -----------


               One Bethlehem Plaza, 4th Floor, Bethlehem, PA 18018
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                   1999 Executive Officers' Stock Option Plan
                   -------------------------------------------
                            (Full title of the plan)

                      Peter Wardle, Chief Executive Officer
                               One Bethlehem Plaza
                               Bethlehem, PA 18018
                                 (610) 332-2893
                                 --------------
                       (Name, address, including zip code,
        and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to public: From time to time after the Registration Statement becomes effective.

                             PROTOSOURCE CORPORATION

The purpose of this Post-Effective Amendment is to deregsiter all shares of common stock which were registered for sale under the original filing. None of such shares have been offered or sold as of the date hereof and no shares shall be deemed to be registered hereunder.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethlehem, Pennsylvania, on this 17th day of February, 2006

                            PROTOSOURCE CORPORATION.





                            By: /s/ PETER WARDLE
                            -------------------------
                            Peter Wardle
                            Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                           Date
---------                         -----                           ----


/s/  Peter Wardle                 Chief  Executive Officer    February 17, 2006
----------------------------      Chief Financial Officer
     Peter Wardle                (Principal Accounting
                                  and Financial Officer),
                                  and Director

/s/  Thomas Butera                Chief Operating Officer     February 17, 2006
----------------------------      Director
     Thomas Butera

/s/  Joseph DiMarino              Director                    February 17, 2006
----------------------------
     Joseph DiMaino

/s/  Mark Blanchard               Director                    February 17, 2006
----------------------------
     Mark Blanchard

/s/  Stewart Kalter               Director                    February 17, 2006
----------------------------
     Stewart Kalter